Commitments and Contingencies	12 Months Ended
Dec. 30, 2016
Commitments and Contingencies
Commitments and Contingencies

(19) Commitments and Contingencies

We maintain a variety of commercial commitments that are generally made available to provide support for various provisions in our engineering and construction contracts.  Letters of credit are provided to clients in the ordinary course of the contracting business in lieu of retention or for performance and completion guarantees on engineering and construction contracts.  We also post surety bonds, which are contractual agreements issued by a surety, for the purpose of guaranteeing our performance on contracts.  Bid bonds are also issued by a surety to protect owners and are subject to full or partial forfeiture for failure to perform obligations arising from a successful bid.

Commercial commitments outstanding as of December 30, 2016 are summarized below:

	Amount of Commitment Expiration Per Period
	Less than				Total Amount
($ in thousands)	1 Year	1-3 Years	4-5 Years	Over 5 Years	Committed
Letters of credit	$47,808	$44,050	$6,231	$27,706	$125,795
Bank guarantees	7,724	615	51	—	8,390
Surety and bid bonds	765,180	35,397	67	—	800,644
Total	$820,712	$80,062	$6,349	$27,706	$934,829

We are party to various legal actions arising in the normal course of business. Because a large portion of our business comes from U.S. federal, state and municipal sources, our procurement and certain other practices at times are subject to review and investigation by various agencies of the U.S. government and state attorneys’ offices.  Such state and U.S. government investigations, whether relating to government contracts or conducted for other reasons, could result in administrative, civil or criminal liabilities, including repayments, fines or penalties or could lead to suspension or debarment from future U.S. government contracting.  These investigations often take years to complete and many result in no adverse action or alternatively could result in settlement.  Damages assessed in connection with and the cost of defending any such actions could be substantial.  While the outcomes of pending proceedings and legal actions are often difficult to predict, management believes that proceedings and legal actions that have not yet been terminated through settlement would not result in a material adverse effect on our results of operations or financial condition even if the final outcome is adverse to the Company.

CH2M-WG Idaho, LLC (“CWI”), owned 50.5% by CH2M HILL Constructors, Inc., a wholly owned subsidiary of CH2M HILL Companies, Ltd., is a remediation contractor for the U.S. Department of Energy (“DOE”) at the Idaho National Laboratory site.  The original remediation contract was to run from May 2005 through September 2012, and was extended through September 2015. CWI currently has a disagreement with DOE concerning what CWI’s final fee should be for the base contract period from May 2005 through September 2012. In December 2013, the DOE issued a final determination that was approximately $30.0 million less than CWI expected to receive in the fee determination.  On March 6, 2014, CWI filed a Certified Claim with the Contracting Officer for a total fee owed of $40.1 million.  Certified Claim was rejected through a Contracting Officer’s Final Decision in May 2014, and CWI filed its appeal to the Civilian Board of Contract Appeals on May 30, 2014.  The trial was held on April 12 through 28, 2016, and the post-trial briefing phase is now complete.  We are awaiting the decision from the Board.  Based on information presently known to management, we believe that the outcome of this dispute will not have a material adverse effect on our financial condition, cash flows or results of operations.

In 2003, the Municipality of Anchorage, Alaska (“Municipality”) began its Port of Anchorage Intermodal Expansion Project by entering into Memoranda of Understanding with the Maritime Administration (“MarAd”).  MarAd contracted with Integrated Concepts and Research Corporation (“ICRC”) to perform certain design and construction-related work on the project.  In 2006, ICRC subcontracted certain project design work to PND Engineers, Inc. (“PND”).  In 2006, PND subcontracted some limited portions of its work to VECO, Inc. (n/k/a CH2M HILL Alaska, Inc.).  During the design phase, PND’s proprietary design, the Open Cell Sheet Pile system (“OCSP”) was recommended as the preferred design alternative on the project.  VECO issued two documents, one in 2006 and one in 2007.  On March 8, 2013, the Municipality filed suit against ICRC, PND, and CH2M HILL Alaska, Inc. in the Superior Court for the State of Alaska, Third Judicial District at Anchorage.  Four additional parties (GeoEngineers, Inc.; Terracon Consultants, Inc.; Colaska, Inc.; and MKB Constructors) were later added to the litigation.  The matter was transferred to the United States District Court for the District of Alaska.  The Municipality alleged the project suffered from design and construction deficiencies, and initially claimed damages against all defendants of approximately $340.0 million.  The Municipality’s claims against CH2M HILL Alaska, Inc. ultimately included claims for professional negligence, negligence, and negligent misrepresentation.  The Court issued a ruling on October 31, 2016, granting CH2M HILL Alaska, Inc.’s motion for summary judgment as to negligence, negligent misrepresentation, and the portion of the professional negligence claim relating to VECO’s 2007 report.  The Municipality has also filed suit against MarAd in the Court of Federal Claims related to the Project. Based on information presently known to management, we intend to vigorously defend the claims brought against us, and we believe that the outcome of this dispute will not have a material adverse effect on our financial condition, cash flows or results of operations.  On January 26, 2017, the Municipality and CH2M HILL Alaska, Inc. reached a settlement for an immaterial amount under fair and reasonable terms, and the Municipality dismissed CH2M HILL Alaska, Inc. with prejudice from the litigation.

In 2009, URS-CH2M HILL Amtrak Joint Venture, a joint venture formed by CH2M HILL, Inc., a wholly owned subsidiary of CH2M HILL Companies, Ltd., and URS Corporation (“URS”) was contracted by Amtrak to provide Program Management Oversight and administration services for the Amtrak Improvements Project, a $1.3 billion Amtrak-awarded stimulus funded under the American Recovery and Reinvestment Act.  This ongoing appointment includes over 366 projects involving improvements to bridges, communications and systems, electrical transmission, stations, security, railroad ties, etc.  On July 17, 2014, Amtrak’s Office of Inspector General served a subpoena duces tecum on CH2M HILL, Inc. and joint venture partner, URS, requesting multiple categories of records.  Following CH2M HILL, Inc.’s production of documents in compliance with the subpoena, the U.S. Attorney’s Office in Philadelphia contacted CH2M HILL, Inc.’s outside counsel in January 2016 and has since asserted potential violations of the federal False Claims Act resulting in excess of $3.0 million in claims.  CH2M HILL, Inc. and the federal government have reached a settlement in principle under fair and reasonable terms to settle the government’s civil False Claims Act claims.  On February 27, 2017, the parties reached a settlement pursuant to which CH2M HILL, Inc. and its joint venture partner will pay the United States federal government $1.5 million.

In 2012, CH2M HILL Australia Pty Limited entered into a 50/50 integrated joint venture with UGL Infrastructure Pty Limited (“UGL”), an Australian construction contractor (“CH2M-UGL JV” or “JV”).  The JV entered into a Consortium Agreement with General Electric and GE Electrical International Inc.  The Consortium was awarded a contract by JKC Australia LNG Pty Limited (“JKC”) for the engineering, procurement, construction and commissioning of a 360 MW Combined Cycle Power Plant (the “Project”) for INPEX Operations Australia Pty Limited (“Inpex”) at Blaydin Point, Darwin, NT, Australia (the “Subcontract”).  On January 24, 2017, the Consortium terminated the Subcontract because of JKC’s repudiatory breach.  The Consortium also demobilized from the work site.  The Consortium issued a termination letter which described JKC’s failure to properly administer the Subcontract.  JKC’s failures include, among other things, (1) a failure to provide fuel gas by the milestone date and (2) delay in the provision of electrical load against the previously advised program.  There are a number of other omissions and interferences by JKC with respect to completing site documentation that have also contributed to the Consortium’s decision to terminate the Subcontract. JKC has claimed that the Consortium’s termination was not valid.  JKC claims the Consortium has abandoned the work and, as such, JKC has now purported to terminate the Subcontract.  The Consortium and JKC are now in dispute over the termination.  The Consortium expects to file arbitration claims against JKC, and anticipates that JKC will file claims back.  We expect the arbitration to be lengthy and at this time are unable to predict the timing of resolution or the outcome of disputes, but the outcome could be materially adverse to our results of operations, cash flow and financial condition.  The primary dispute over the termination is to be decided in an International Chamber of Commerce arbitration in Singapore.

Many claims that are currently pending against us are covered by our professional liability insurance after we have exhausted our self-insurance requirement, which is currently $20.0 million per policy year. Management estimates that the levels of insurance coverage (after retentions and deductibles) are generally adequate to cover our liabilities, if any, with regard to such claims. Any amounts that are probable of payment are accrued when such amounts are estimable.  As of December 30, 2016 and December 25, 2015, accruals for potential estimated claim liabilities were $8.9 million and $11.0 million, respectively.